Exhibit 99.9

Execution Version

First Amendment to Note Purchase Agreement

This First Amendment to Note Purchase Agreement (this “First Amendment”) dated as of July 3, 2018 is between South Jersey Gas Company, a New Jersey corporation (the “Company”), and each of the institutions that is a signatory to this First Amendment (collectively, the “Noteholders”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Note Purchase Agreement (as defined below).

W I T N E S S E T H

Whereas, the Company and the institutional investors named therein have heretofore entered into a Note Purchase Agreement dated November 21, 2013 (the “Note Purchase Agreement”), relating to issue and sale by the Company of its (i) $50,000,000 aggregate principal amount of its Medium Term Notes, Series D, 2013, Tranche A, due November 21, 2030 (the “Tranche A Notes”) and (ii) $30,000,000 aggregate principal amount of its Medium Term Notes, Series D, 2013, Tranche B, due January 30, 2030 (the “Tranche B Notes” and, together with the Tranche A Notes, the “Notes”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Note Purchase Agreement.

Whereas, the Company and holders of 100% of the outstanding Notes have agreed to make certain amendments to the Note Purchase Agreement as hereinafter set forth.

Whereas, all requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

Now, therefore, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this First Amendment set forth in Section 3 hereof, and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.          Amendments to Note Purchase Agreement.

Section 1.1.   Clause (ii) of the definition of “Change in Control” contained in Section 8.7(g) of the Note Purchase Agreement shall be and is hereby amended and restated in its entirety to read as follows:

“(ii) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or “group” (within the meaning of the Exchange Act and the rules of the SEC thereunder as in effect on the Closing Date) of 50% or more of the outstanding ownership interests of the Company, other than an acquisition by the Parent or any Subsidiary of the Parent of such outstanding ownership interests of the Company.”

Section 1.2.  The following shall be and hereby is added as a new Section 9.8 of the Note Purchase Agreement:

“Section 9.8.          Ownership.  The Parent will directly or indirectly own, at all times, 100% of the Capital Stock having voting rights of the Company.”

Section 1.3.  The following definitions shall be and hereby are added in alphabetical order to Schedule B of the Note Purchase Agreement to read as follows:

“‘Parent’ shall mean South Jersey Industries, Inc., a New Jersey corporation.”

Section 2.         Representations and Warranties of the Company.

Section 2.1.  To induce the Noteholders to execute and deliver this First Amendment (which representations shall survive the execution and delivery of this First Amendment), the Company represents and warrants to the Noteholders that:

(a)       this First Amendment has been duly authorized, executed and delivered by it, and this First Amendment and the Note Purchase Agreement as amended by this First Amendment each constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(b)       the execution, delivery and performance by the Company of this First Amendment (i) have been duly authorized by all necessary corporate action on the part of the Company, (ii) does not require the consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority, and (iii) will not contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or bylaws, or any other Material agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected;

(c)       as of the date hereof and after giving effect to this First Amendment, no Default or Event of Default has occurred which is continuing;

(d)       the Company has provided the Noteholders with true, correct and complete copies of the amendments to each of the Principal Credit Facilities relating to the subject matter of this First Amendment; and

(e)       no consent fee, amendment fee or other similar form of consideration is being paid or given, in respect of any Principal Credit Facility, to all consenting lenders or noteholders under such Principal Credit Facility in consideration for their consent to an amendment that addresses the subject matter of this First Amendment.

Section 3.          Conditions to Effectiveness of This First Amendment.

Section 3.1.  This First Amendment shall not become effective until, and shall become effective when:

(a)       executed counterparts of this First Amendment, duly executed by the Company and the holders of 100% of the outstanding Notes, shall have been delivered to the Noteholders;

(b)       the Company shall have provided the Noteholders with true, correct and complete copies of the amendments to each of the Principal Credit Facilities relating to the subject matter of this First Amendment in form and substance satisfactory to the Noteholders;

(c)       the Noteholders shall have received a copy of the resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance by the Company of this First Amendment, certified by its Secretary or an Assistant Secretary;

(d)       the Noteholders shall have received the favorable opinion of counsel to the Company (which may be internal counsel) as to the matters set forth in Sections 2.1(a) and 2.1(b) hereof, which opinion shall be in form and substance satisfactory to the Noteholders; and

(e)       the Company shall have paid or caused to be paid reasonable, out-of-pocket fees and expenses of Chapman and Cutler LLP, special counsel to the Noteholders, in connection with the negotiation, approval, execution and delivery of this First Amendment, to the extent invoiced at least 2 Business Days in advance of the date hereof.

Section 4.          Miscellaneous.

Section 4.1.  This First Amendment shall be construed in connection with and as part of the Note Purchase Agreement, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Note Purchase Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.

Section 4.2.  Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Note Purchase Agreement without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.

Section 4.3.  The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

Section 4.4.  This First Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 4.5.  The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

South Jersey Gas Company

By	/s/ Ann T. Anthony
Name: Ann T. Anthony
Title: Treasurer and Secretary

Accepted as of the date first written above.

Metlife Life Insurance K.K.
f/k/a Metlife Alico Life Insurance K.K.

by MetLife Investment Advisors, LLC, Its Investment Manager

By:	/s/ John A. Wills
Name: John A. Wills
Title: Senior Vice President and Managing Director

We acknowledge that we hold $18,000,000 Medium Term Notes, Series D, 2013, Tranche A, due November 21, 2030

We acknowledge that we hold $15,000,000 Medium Term Notes, Series D, 2013, Tranche B, due January 30, 2030

South Jersey Gas Company First Amendment to
November 21, 2013 Note Purchase Agreement

Accepted as of the date first written above.

State Farm Life Insurance Company

By:	/s/ Julie Hoyer
Name: Julie Hoyer
Title: Investment Executive

By:	/s/ Jeffrey Attwood
Name: Jeffrey Attwood
Title: Investment Professional

We acknowledge that we hold $17,000,000 Medium Term Notes, Series D, 2013, Tranche A, due November 21, 2030

We acknowledge that we hold $14,000,000 Medium Term Notes, Series D, 2013, Tranche B, due January 30, 2030

State Farm Life and Accident Assurance Company

By:	/s/ Julie Hoyer
Name: Julie Hoyer
Title: Investment Executive

By:	/s/ Jeffrey Attwood
Name: Jeffrey Attwood
Title: Investment Professional

We acknowledge that we hold $1,000,000 Medium Term Notes, Series D, 2013, Tranche A, due November 21, 2030

We acknowledge that we hold $1,000,000 Medium Term Notes, Series D, 2013, Tranche B, due January 30, 2030

South Jersey Gas Company First Amendment to
November 21, 2013 Note Purchase Agreement

Accepted as of the date first written above.

Knights of Columbus

By:	/s/ Gilles Marchand
Name: Gilles Marchand
Title: VP

We acknowledge that we hold $14,000,000 Medium Term Notes, Series D, 2013, Tranche A, due November 21, 2030

South Jersey Gas Company First Amendment to
November 21, 2013 Note Purchase Agreement